                                    DEBENTURE

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES  SECURITIES AND
EXCHANGE   COMMISSION  UNDER  THE  SECURITIES  ACT  OF  1933,  AS  AMENDED  (THE
"SECURITIES  ACT"),  OR THE  SECURITIES  COMMISSION OF ANYSTATE  UNDER ANY STATE
SECURITIES LAW THEY ARE BEING  OFFEREDPURSUANT TO AN EXEMPTION FROM REGISTRATION
UNDER REGULATION  D("REGULATION D") PROMUL GA TED UNDER THE SECURITIES A CT. THE
SECURITIES  MAY NOT BE  OFFERED,  SOLD OR  OTHER  WISE  TRANSFERRED  UNLESS  THE
SECURITIES  ARE  REGISTERED  UNDER  THE  SECURITIES  A CT AND  APPLICABLE  STATE
SECURITIES  LA WS, OR SUCH OFFERS,  SALES AND  TRANSFERS  ARE MADE PURSUANT TO A
VAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND
THOSE LA WS.

THESE  SECURITIES  HAVE NOTBEEN  RECOMMENDED BY ANY FEDERAL OR STATE  SECURITIES
COMMISSION  OR REGULATORY  AUTHORITY,  ANY  REPRESENTATION  TO THE CONTRARY IS A
CRIMINAL OFFENSE.

No. [                      ]
U.S.$[                      ]

Issuance Date: September 13, 2004

                     ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC.

                          4% CONVERTIBLE DEBENTURE DUE

     THIS 4% CONVERTIBLE  DEBENTURE,  issued this 13th day of September 2004, is one of duly  authorized  issue of 4%  Convertible  Debentures  (including all 4%
Convertible Debentures issued in exchange,  transfer or replacement hereof, this
"Debenture") of  Environmental  Solutions  Worldwide,  Inc., a corporation  duly organized  and existing  under the law of the State of Florida (the  "Company"), designated  as its 4%  Convertible  Debentures  Due  September  13, 2007,  in an
aggregate  principal amount of US$11.  (collectively,  the "Debentures" and such other Debentures, the "Other Debentures").

     FOR VALUE  RECEIVED,  the Company  promises  to pay to [ ]. The  registered holder  hereof  (the  "Holder"),  the  principal  sum of $[ ],  on or  prior  to
September 13, 2007 (the "Maturity  Date"),  and to pay interest on the principal sum outstanding time to time on the yearly  anniversary of the issuance date set forth above (the "Issuance  Date") of this Debenture (each an "Interest  Payment
Date"), commencing September 13, 2005, up to and including the Maturity Date, at the rate of 4% per annum,  and shall be computed on the basis of a 365-day  year and actual days elapsed. Accrual of interest on this Debenture shall commence on the Issuance Date and shall  continue to accrue until the next Interest  Payment
Date. The interest so payable will be paid on each Interest  Payment Date to the person in whose name this Debenture (or one or more  predecessor  Debentures) is registered on the records of the Company regarding registration and transfers of the  Debentures  (the  "Debenture  Register") on the first business day prior to such Interest Payment Date. Notwithstanding the foregoing, the Company may elect to  forego  paying  interest  until  such  time as this  Debenture  matures,  is converted or redeemed, as the case may be. All accrued and unpaid interest shall bear  interest at the same rate of 4% per annum from the date  hereof  until the date of payment.  The principal of this Debenture is payable in coin or currency of the United  States of  America as at the time of payment is legal  tender for public and private  debts or, at the option of the Company,  in shares of Common
Stock,  par  value  $0.001  per  share  (the  "Common  Stock"),  under  the same conversion  formula as stated herein at the address of the Holder last appearing on the Debenture  Register of the Company as designated in writing by the Holder from  time to time.  The  Debenture  Register  shall  represent  the  record  of ownership  and  right  to  receive  principal  and  interest  payments  on  this
Debenture. Interest and principal shall be payable only to the registered Holder as reflected in the Debenture Register. At the Company's option, interest on the within  Debenture  will be payable in cash or shares of Common  Stock  under the conversion  formulas  as stated  herein.  The  right to  receive  principal  and interest  payments under this Debenture  shall be  transferable  only through an appropriate entry in the Debenture Register as provided herein.

     This Debenture is subject to the following additional provisions:

     1.   Debentures.  The Debentures are  exchangeable  for an equal  aggregate principal amount of Debentures of different authorized  denominations, as requested by the Holders  surrendering  the same,  but shall not be issuable in denominations  less than integral multiples often thousand
          dollars   ($10,000).   No  service   charge  will  be  made  for  such
          registration of transfer or exchange.

     2.   Withholding. The Company shall be entitled to withhold, if applicable, from all payments of interest on this Debenture,  any amounts required to be withheld  under the  applicable  provisions of the United States income tax laws or other applicable laws at the time of such payments.
          The Holder shall pay all taxes,  charges, or levies in connection with the issuance or transfer thereof other than amounts so withheld.

     3.   Transfer.  This  Debenture  has  been  issued  subject  to  investment
          representations   of  the  original   purchaser   hereof  and  may  be
          transferred,  assigned  or  exchanged  only  in  compliance  with  the
          Securities Act of 1933, as amended (the "Securities  Act"),  including
          Regulation D promulgated  under the Securities Act. Any Holder of this
          Debenture,  by  acceptance  hereof,  agrees  to  the  representations, warranties  and  covenants  herein.  Prior to due  presentment  to the
          Company for transfer of this  Debenture,  the Company and any agent of the Company may treat the person in whose name this  Debenture is duly registered on the Company's Debenture Register as the owner hereof for the purpose of receiving  payment as herein provided and for all other purposes,  whether or not this  Debenture be overdue,  and neither the
          Company  nor any  such  agent  shall  be  affected  by  notice  to the contrary.

     4.   Conversion;  Other  Agreements.  The record  Holders of this Debenture shall have conversion rights as follows (the "Conversion Rights"):

          (a)  Right to Convert.  The record Holder of this  Debenture  shall be entitled,  at the option of the Holder,  to convert any or all of the  aggregate  principal  and  accrued  and unpaid  interest  of
               Debentures  held by such  Holder,  at any time  after the date of issuance of this  Debenture,  at the office of the Company or any transfer agent for the Debentures, into that number of fully-paid
               and  non-assessable   shares  of  Common  Stock  of  the  Company
               calculated   in   accordance   with   the   following    formulas
               (collectively, the "Conversion Rates"):

               (i)  In the case of  principal:  The  number  of shares of Common
                    Stock to be issuable upon conversion of any principal amount shall be determined by dividing (x) the principal  amount of this  Debenture to be converted by (y) the Fixed  Conversion
                    Price (as defined herein). The term "Fixed Conversion Price"
                    means $.50, subject to adjustment as provided herein.

               (ii) In the case of  interest:  The  number  of  shares of Common
                    Stock to be issuable upon  conversion of any interest amount shall be determined  by dividing (x) the interest  amount of this  Debenture to be converted by (y) the Fair Market Value of a share of Common  Stock (as  defined  herein).  The term
                    "Fair  Market  Value"  means (i) the  average of the closing sales prices of the Common  Stock on all  domestic  national securities exchanges on which the Common Stock is listed, or
                    (ii) if there have been no sales on any such exchange on any day,  the average of the highest bid and lowest asked prices on all such  exchanges at the end of such a day, or (iii) if on any day the  Common  Stock is not so  listed,  the  sales price of the Common Stock as of 4:00 P.M., New York time, as reported  on the  NASDAQ  National  Market,  or  (iv) if the
                    Common Stock is not reported on the NASDAQ National  Market, the average of the  representative  bid and asked quotations for the  Common  Stock  as 4:00  P.M.,  New  York  time,  as reported on the NASDAQ interdealer  quotation system, or any similar successor  organization,  or (v) if the foregoing do not apply,  the last  closing bid price or last trade price, respectively,  of the Common  Stock in the  over-the-counter market on the electronic bulletin board for the Common Stock as reported by Bloomberg Financial Markets ("Bloomberg"), or
                    (vi)  if  no  closing   bid  price  or  last  trade   price,
                    respectively, is reported for the Common Stock by Bloomberg,
                    the  average  of  the  bid   prices,   or  the  ask  prices,
                    respectively,  of any market  makers for the Common Stock as reported in the "pink  sheets" by Pink Sheets LLC  (formerly the  National  Quotation  Bureau,  Inc.) in each  such  case averaged over a period of 21 trading days  consisting of the day as of which "Fair Market Value" is being  determined and
                    the  20   consecutive   trading  days  prior  to  such  day.
                    Notwithstanding   the   foregoing,   if  at  any   time   of
                    determination  either (x) the Common Stock is not registered pursuant  to Section 12 of the  Securities  Exchange  Act of
                    1934,  as  amended,  and is not  (A)  listed  on a  national securities  exchange,  (B)  authorized  for quotation in the
                    NASDAQ system  (inclusive  of the Over the Counter  Bulletin
                    Board) or (C) reported in the Pink Sheets,  or (y) less than
                    25% of the  outstanding  Common  Stock is held by the public free of transfer restrictions under the Securities Act, then
                    Fair  Market  Value  shall mean the price that would be paid per share  for the  entire  common  equity  interest  in the
                    Company in an  orderly  sale  transaction  between a willing
                    buyer  and  a  willing  seller,   taking  into  account  the
                    appropriate  lack of liquidity of the  Company's  securities and  any  appropriate  discount  of  the  minority  position
                    represented   by  shares  of  Common  Stock   issuable  upon
                    conversion of this  Debenture,  using  valuation  techniques then prevailing in the securities industry and assuming full disclosure  of all  relevant  information  and a  reasonable period of time for effectuating such sale. Fair Market Value shall be determined  by the Company's  Board of Directors in its good faith  judgment.  Notwithstanding  anything  to the contrary  herein,  a Holder  shall have the right to require
                    that  an  independent   investment   banking  firm  mutually
                    acceptable  to the  Company  and the Holder  determine  Fair
                    Market Value, which firm shall submit to the Company and the
                    Holder a written  report  setting forth such  determination.
                    The  expenses  of such  firm  will be borne  equally  by the
                    Company and requesting Holder, and the determination of such firm will be final and binding upon all parties.

               (b)  Mechanics of Conversion. In order to convert Debentures into shares of Common  Stock,  the  Holder  shall  surrender  the certificate or  certificates  therefor,  duly  endorsed,  by either overnight courier or 2-day courier,  to the office of the Company or of any transfer agent for the Debentures, and shall give written notice to the Company at such office with a  copy  to  Chief  Executive  Officer.  tel.  215-721-2188, facsimile  215-721-2192,  that such Holder elects to convert the same,  the amount of  principal  and/or  interest of the
                    Debentures  to be so  converted  and a  calculation  of  the
                    number  of  shares  of  Common   Stock  to  be  issued  upon
                    conversion; provided, however, that the Company shall not be obligated  to issue  certificates  evidencing  the shares of
                    Common Stock issuable upon such conversion unless either the certificates evidencing such Debentures are delivered to the
                    Company or its  transfer  agent as  provided  above,  or the
                    Holder  notifies the Company or its transfer agent that such
                    certificates   have  been  lost,  stolen  or  destroyed  and
                    executes  an  agreement   satisfactory  to  the  Company  to
                    indemnify  the  Company  from  any  loss  incurred  by it in connection with such certificates.

     The Company  shall issue and deliver to the Holder within five (5) business days after delivery to the Company of such Debenture certificates, or after such agreement  and  indemnification,  to such Holder of Debentures at the address of the Holder on the books of the Company,  a certificate or  certificates  for the number of  shares of Common  Stock to which  the  Holder  shall be  entitled  as aforesaid.  The date on which  notice  of  conversion  is  given  (the  "Date of
Conversion")  shall be deemed to be the date in such  notice  of  conversion  is received by the Company;  provided, that the original Debentures to be converted are received by the transfer  agent or the Company within five (5) business days thereafter,  and the person or persons  entitled to receive the shares of Common
Stock  issuable  upon such  conversion  shall be treated for all purposes as the record  holder or holders of such  shares of Common  Stock on such date.  If the original  Debentures to be converted  are not received by the transfer  agent or the Company  within five (5)  business  days after the Date of  Conversion,  the notice of conversion shall become null and void.

     Following  conversion of a Debenture,  or a portion thereof,  the principal and, upon payment  thereof of the interest owed on that  Debenture or portion of the Debenture so converted will be deemed paid in full and  satisfied,  and such
Debenture or portion  thereof will no longer be  outstanding.  If this Debenture should be converted in part only, the Company shall promptly,  upon surrender of this  Debenture,  execute and deliver a new  Debenture.  Whenever the Company is required to issue a new Debenture pursuant to the terms of this Debenture,  such new  Debenture  (i)  shall be of like  tenor  with  this  Debenture,.(ii)  shall represent, as indicated on the face of such new Debenture,  the principal amount remaining  outstanding,  (iii) shall have an issuance  date, as indicated on the face of such  new  Debenture,  which is the  same as the  Issuance  Date of this
Debenture, (iv) shall have the same rights and conditions as this Debenture, and
(v)  shall  represent  the  proportionate  amount  of  accrued  interest  on the principal amount and interest of this Debenture that correspond to the principal of the new Debenture, from the Issuance Date.

               (c)  Reservation of Stock Issuable Upon  Conversion.  The Company
                    shall at all times  reserve  and keep  available  out of its authorized but unissued  shares of Common Stock,  solely for the purpose of effecting the  conversion of the  Debentures, such number of its shares of Common Stock as shall from time to time be sufficient  to effect the  conversion of all then outstanding  Debentures.  The  Company  covenants  that  all shares of Common Stock to be issued upon  conversion of this
                    Debenture are validly  authorized  and reserved for issuance and, if and when this  Debenture is converted in whole or in part the  shares of  Common  Stock  issued  will be duly and validly  issued.  fully  paid,  nonassessable,  without  any personal liability  attaching to the ownership thereof,  and will not be issued in violation of any  preemptive  or other rights of shareholders.

               (d)  Mandatory  Payment or  Conversion  on  Maturity  Date.  Each
                    Holder of a  Debenture  outstanding  on the  Maturity  Date, shall have the right to payment  of all  principal  (and any accrued and unpaid interest  thereon) on this Debenture paid to such Holder in cash or in immediately available funds or, at the  option of the  Company,  in  shares of Common  Stock computed in accordance with Section 4 above. On the Maturity
                    Date, the Company shall pay to the Holder an amount in cash, in  immediately  available  funds or,  at the  option of the
                    Company,  in shares of Common Stock  computed in  accordance with Section 4 above an amount equal to the then outstanding principal  amount  (and  any  accrued  and  unpaid  interest thereon) on this Debenture.

               (e)  Adjustment to Conversion Price.

                    (i)  If, prior to the  conversion of all of the  Debentures, the  number of  outstanding  shares of Common  Stock is
                         increased  by a stock  split,  stock  dividend or other
                         similar event, then the Fixed Conversion Price shall be
                         proportionately  reduced. If prior to conversion of all
                         the  Debentures,  the number of  outstanding  shares of
                         Common  Stock is  decreased  by a reverse  stock split,
                         combination  or  reclassification  of shares,  or other
                         similar  event,  the Fixed  Conversion  Price  shall be
                         proportionately increased.

                    (ii) In case the  Company  shall at any time  after the date this Debenture is first issued,  sell additional shares
                         of Common Stock or  equivalents  thereto,  including by
                         way of example,  pursuant to options,  warrants, rights
                         or other  securities  convertible into shares of Common
                         Stock (for purposes  hereof  respecting such equivalent
                         securities,  such  determination to be made at the time
                         of sale,  grant or  award  of the  equivalent  security
                         irrespective  of the  ultimate  conversion  or exercise
                         thereof)   (other  than   pursuant  to   qualified   or
                         non-qualified  employee  stock option plans approved by
                         the Board of Directors or option grants to  consultants
                         for bona fide  services  provided to the  Company) in a
                         private  transaction  (as contrasted with a public sale
                         registered with the Securities and Exchange Commission)
                         at  prices   (including   with  respect  to  equivalent
                         securities,  exercise, grant or conversion prices) less
                         than the then current Fixed Conversion  Price, then the
                         then current Fixed Conversion Price shall be reduced to
                         equal the sale, issuance, exercise or conversion price,
                         as  applicable,  of  the  Common  Stock  or  equivalent
                         thereto.  Such  adjustment  shall be made  successively
                         whenever any event listed above shall occur.

                    (iii)No  adjustment  need be made if it  would  result  in a change of less  than 1% of the  Conversion  Price.  Any
                         adjustments  required  to be made  by  this  subsection
                         shall be rounded up to the right to acquire the nearest
                         whole number of shares of Common Stock.

          (f)  No Charges or Taxes.  The issuance of certificates  for shares of
               Common  Stock upon  conversion  of this  Debenture  shall be made without  charge to Holder or the purchaser of any issuance tax in respect  thereof  or  other  cost  incurred  by  the  Company  in connection  with such  conversion  and the  related  issuance  of shares of Common Stock issuable upon conversion.

          (g)  No  Interference.  The Company  shall not close its books against the  transfer of this  Debenture or of any shares of Common Stock issued or issuable upon the  conversion of this  Debenture in any manner  which  interferes  with  the  timely  conversion  of this
               Debenture.

          (h)  Assistance.  The  Company  shall  assist and  cooperate  with any reasonable  request  by the  Holder  or any  purchaser  which  is
               required  to  make  any   governmental   filings  or  obtain  any
               governmental  approvals  prior  to  or  in  connection  with  any conversion of this Debenture.

          (i)  Contingent   Conversion.   Notwithstanding  any  other  provision
               hereof, if a conversion of any portion of this Debenture is to be made in connection  with a public offering or sale of the Company
               (pursuant to a merger, sale of stock or otherwise), such exercise may at the  election  of  the  Holder  be  conditioned  upon  the consummation  of such  transaction,  in which case such  exercise shall not be deemed to be effective  until  immediately  prior to consummation of such transaction.

          (j)  Certain  Actions.  The Company shall take all such actions as may be  necessary  to ensure that all shares of Common Stock that may be issued without  violation by the Company of any applicable law or  governmental  regulation or any  requirements of any domestic securities  exchange or  quotation  system  upon which  shares of
               Common Stock or other securities constituting securities that may be issuable upon  conversion  of this  Debenture may be listed or quoted  (except for  official  notice of issuance  which shall be immediately  delivered by the Company  upon each such  issuance).
               The  Company  will use its best  efforts  to cause the  shares of
               Common  Stock   issued  upon   conversion   of  this   Debenture,
               immediately  upon such  conversion,  to be listed on any domestic national  securities  exchange  or  quotation  system  upon which
               shares  of  Common  Stock  or  other  securities   issuable  upon
               conversion of this  Debenture are listed or quoted at the time of such exercise.

          (k)  Non-Circumvention.  The Company  shall not,  and shall not permit its subsidiaries to, directly or indirectly,  by any action avoid or seek to avoid the  observance or  performance  of any terms of this Debenture or impair or diminish its value,  but shall at all times in good faith  assist in carrying  out of all such terms of this Debenture.

          (1)  Authority.  The Company  has all  requisite  corporate  power and authority  to enter into and perform its  obligations  under this
               Debenture  and to issue and deliver the  Debenture to the Holder.
               The execution,  delivery,  and  performance by the Company of its obligations  under this  Debenture,  including  the  issuance and
               delivery  of  the  Debenture  to  the  Holder,   have  been  duly
               authorized by all necessary  corporate  action on the part of the
               Company.  This  Debenture has been duly executed and delivered by the Company and is a legal,  valid and binding  obligation of the
               Company and is enforceable against the Company in accordance with its terms.

          (m)  Governmental  Actions.  Without  limiting the  generality  of the foregoing,  the  Company  shall  obtain all such  authorizations, exemptions  or consents  from any public  regulatory  body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Debenture.

          (n)  Registration  Rights.  The  Holder  shall  have the  registration rights and be subject to the same  obligations  and  undertakings with  respect  to the  shares  issuable  upon  exercise  of  this
               Debenture  as are  granted  pursuant to the  Registration  Rights
               Agreement,  dated as of  September  13,  2004 (the  "Registration
               Rights Agreement"), as amended or supplemented from time to time, providing registration rights to the Holder.

     5. Redemption.

          (a)  Right to Redeem.  Except as  provided  in  Sections  5(b) and (d)
               herein,  the Company may at its sole option  elect to redeem this
               Debenture in accordance with Section 5(c).

          (b)  Right to Redeem on  Conversion.  The  Company  shall not have the right,  after  receipt  of a notice  of  conversion  pursuant  to
               Section 4, to redeem in whole or in part any Debentures submitted for  conversion.  If the Company  wishes to redeem some,  but not all, of the Debentures  previously submitted for conversion,  the
               Company shall notify the Holder on five (5) days written  notice, and it will be the  option  of the  Holder  to  elect to have the
               Debenture redeemed.

          (c)  Mechanics of Redemption on  Conversion.  The Company shall affect each such  redemption by giving notice of its election to redeem, by facsimile to Holder.  Such  redemption  notice shall  indicate whether  the Company  will redeem all or part of the  Debentures.
               The  Company  shall  not  be  entitled  to  send  any  notice  of redemption and begin the redemption  procedure  unless it has the full amount of the  redemption  price,  in cash,  available  in a demand  or  other  immediately  available  account  in a bank  or similar  financial  institution on the date the redemption notice is sent to Holder.

          (d)  Mechanics  of  Conversion  on  Redemption.  The Holder may within three (3)  business  days of receipt of the Notice of  Redemption elect to send Notice of Conversion  to the Company  should Holder wish for the  Debenture to be converted  rather than  redeemed by the Company.

          (e)  Redemption  Price. The redemption price per Debenture shall equal one  hundred  and  ten  percent  (110%)  multiplied  by the  then outstanding  principal amount plus unpaid interest to the date of redemption.

     The  redemption  price  shall be paid in cash to the  Holder of  Debentures redeemed  within ten (10)  business  days of the  delivery of the notice of such redemption  to such Holder;  provided,  however,  that the Company  shall not be obligated  to deliver any portion of such  redemption  price  unless  either the certificates  evidencing the Debentures redeemed are delivered to the Company or its  transfer  agent as provided in Section  4(b),  or the Holder  notifies  the
Company or its transfer agent that such  certificates  have been lost, stolen or destroyed and executes an agreement satisfactory to the Company to indemnify the
Company from any loss incurred by it in connection with such certificates.

     6. No Impairment. Except as expressly provided herein, no provision of this
Debenture shall alter or impair the obligation of the Company, which is absolute and  unconditional,  to pay the principal of, and interest on, this Debenture at the time,  place, and rate, and in the coin or currency,  or Common Stock herein prescribed.  This Debenture and all other Debentures now and hereafter issued of similar terms are direct obligations of the Company.

     7.  Termination.  After  this  Debenture  shall have been  surrendered  for conversion as herein  provided or notice of redemption  shall have been given by the Company  pursuant to Section 4(d) herein,  this Debenture shall no longer be deemed  to be  outstanding  and all  rights  with  respect  to  this  Debenture, including,  without  limitation,  the right to receive  interest  hereon and the principal hereof, shall forthwith terminate as of the Date of Conversion, except only the right of the  Holder  hereof  to  receive  shares  of  Common  Stock in exchange  therefore.  Notwithstanding  anything to the contrary  herein,  if the
Holder or the Company,  as applicable,  is converting  less than the outstanding principal amount and/or less than the amount of unpaid interest accrued thereon, then the rights and  obligations  under this Debenture shall terminate only with respect to the principal and/or interest being so converted.

     8. [Intentionally Deleted]

     9. Costs and  Expenses.  The Company  agrees to pay all costs and expenses, including  reasonable  attorney's  fees,  which may be incurred by the Holder in collecting any amount due under this Debenture.

     10. Events of Default:  Remedies. If one or more of the following described
"Events of Default" shall occur:

          (a)  The Company shall default in the payment of principal or interest on these Debentures; or

          (b)  Any of the  representations  or  warranties  made by the  Company herein, in the Securities Subscription Agreement, dated as of the date  hereof;  relating to these  Debentures  (the  "Subscription
               Agreement")  or in any  certificate or financial or other written statements  heretofore or hereafter  furnished by or on behalf of the Company in connection with the execution and delivery of this
               Debenture  or  the  Subscription  Agreement  shall  be  false  or misleading in a any material respect at the time made; or

          (c)  The  Company  shall fail to perform or observe,  in any  material
               respect,  any  other  covenant,   term,   provision,   condition,
               agreement or obligation  of the Company under this  Debenture and such failure shall continue  uncured for a period of fifteen (15)
               business days after notice from Holder of such failure; or

          (d)  The Company or any of its subsidiaries shall (1) admit in writing its inability to pay its debts generally as they mature; (2) make
               an   assignment   for  the  benefit  of   creditors  or  commence
               proceedings for its  dissolution;  or (3) apply for or consent to the  appointment of a trustee,  liquidator or receiver for its or for a substantial part of its property or business; or

          (e)  A trustee,  liquidator  or receiver  shall be  appointed  for the
               Company,  any of its  subsidiaries  or for a substantial  part of their  respective  property or business without their consent and shall not be  discharged  within  forty five (45)  business  days after such appointment; or

          (f)  Any governmental agency or any court of competent jurisdiction at the instance of any  governmental  agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company or any of its subsidiaries and shall not be dismissed within forty five (45) business days thereafter; or

          (g)  Bankruptcy, reorganization, insolvency or liquidation proceedings or other  proceedings  for relief under any bankruptcy law or any law for the relief of debtors  shall be  instituted by or against the Company or any of its subsidiaries and, if instituted against the  Company or any of its  subsidiaries  shall not be  dismissed within forty five (45) business days after such instruction or if the  Company  or any of its  subsidiaries  shall by any action or
               answer   approve  of,  consent  to,  or  acquiesce  in  any  such
               proceedings or admit the material  allegations  of, or default in answering a petition filed in any proceeding; or

          (h)  The Common  Stock  shall not be traded on an exchange or over the counter market.

     Then, or at any time  thereafter,  and in each and every such case,  unless such Event or Default  shall  have been  waived in writing by the Holder  (which waiver  shall not be deemed to be a waiver  of any  subsequent  default)  at the option of the Holder and in the Holder's sole discretion, the principal (and any accrued  interest)  amount of this Debenture  shall become  immediately  due and payable, without presentment, demand protest or notice of any kind, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding,  and the Holder may immediately,  and with  expiration  of any period of grace,  enforce  any and all of the  Holder's rights and remedies  provided herein or any other rights or remedies afforded by law.

     11. Mergers, Consolidations. Change of Control. etc.

          (a)  Change of Control.  Each of the following events shall constitute a "Change of Control":

               (i)  the  consolidation,  merger  or other  business  combination
                    (including,   without   limitation,   a  reorganization   or
                    recapitalization) of the Company with or into another person or entity (other than (A) a  consolidation,  merger or other
                    business   combination   (including,   without   limitation,
                    reorganization or  recapitalization) in which holders of the
                    Company's voting power  immediately prior to the transaction
                    continue  after  the   transaction  to  hold,   directly  or
                    indirectly,  the  voting  power of the  surviving  entity or entities necessary to elect a majority of the members of the board of  directors  (or their  equivalent  if other  than a corporation) of such entity or entities,  or (B) pursuant to a  migratory  merger  effected  solely  for the  purpose  of changing the jurisdiction of incorporation of the Company);

               (ii) the  sale or  transfer  of all or  substantially  all of the
                    Company's assets; or

               (iii)a purchase,  tender or exchange  offer made to and  accepted by the  holders  of more  than  the  50% of the  outstanding shares of Common Stock.

     No sooner than 21 days nor later than 15 days prior to the  consummation of a Change of Control  the  Company  shall  deliver  written  notice  thereof  via facsimile  and overnight  courier to the Holder (a "Change of Control  Notice").
Notwithstanding anything herein to the contrary, (x) no Change of Control Notice shall be made prior to the public announcement of a Change of Control and (y) no
Change of Control Notice shall be made prior to the  consummation  of the Change of Control described in (a)(iii) above.  Notwithstanding  anything herein to the contrary,  the Change of Control  Notice  shall be  delivered  no later than one
Business Day  following  the events  described  in (x) and (y) of the  preceding sentence.

          (b)  Assumption.  Prior to the  consummation of any Change of Control, the Company will secure from any person or entity  purchasing the
               Company's assets or Common Stock or any successor  resulting from such Change of Control (in each case,  an  "Acquiring  Entity") a written  agreement  (in form and  substance  satisfactory  to the holders of  Debentures  representing  at least a majority  of the aggregate principal amount of the Debentures then outstanding) to deliver  to each  holder  of  Debentures  in  exchange  for  such
               Debentures,  a security of the  Acquiring  Entity  evidenced by a written instrument substantially similar in form and substance to the Debentures, including, without limitation, having a principal amount and interest rate equal to the  principal  amounts and the interest  rates  of the  Debentures  held  by  such  holder,  and satisfactory to the holders of Debentures representing at least a majority of the,  aggregate  principal  amount of the  Debentures then  outstanding.  In the  event  that an  Acquiring  Entity  is directly or  indirectly  controlled  by a company or entity whose common stock or similar equity interest is listed,  designated or quoted on a securities exchange or trading market, the holders of
               Debentures  representing  at least a  majority  of the  aggregate principal  amount of the Debentures then outstanding may elect to treat such person or entity as the Acquiring  Entity for purposes of this Section 11(b).

          (c)  Other  Corporate  Events.   Prior  to  the  consummation  of  any
               recapitalization, reorganization, consolidation, merger, spin-off or other  business  combination  (other than a Change of Control)
               pursuant to which holders of Common Stock are entitled to receive securities  or other  assets with  respect to or in exchange  for
               Common  Stock (a  "Corporate  Event"),  the  Company  shall  make appropriate  provision to insure that the Holder will  thereafter have the right to receive  upon a conversion  of this  Debenture,
               (i) in addition  to the shares of Common  Stock  receivable  upon such  conversion,  such  securities  or other assets to which the
               Holder  would have been  entitled  with respect to such shares of
               Common  Stock had such  shares of Common  Stock  been held by the
               Holder upon the  consummation  of such Corporate Event or (ii) in lieu of the shares of Common Stock otherwise receivable upon such conversion,  such  securities  or other  assets  received  by the holders of Common Stock in connection  with the  consummation  of such  Corporate  Event in such  amounts as the Holder  would have been entitled to receive had this Debenture initially been issued with  conversion  rights for the form of such  consideration  (as opposed to shares of Common Stock) at a conversion  rate for such consideration  commensurate with the Conversion Rates.  Provision made  pursuant to the preceding  sentence  shall be in a form and substance satisfactory to the holders of Debentures  representing at least a  majority  of the  aggregate  principal  amount of the
               Debentures then outstanding.

     12. Lost or Destroyed  Debenture.  If this  Debenture  shall be  mutilated, lost,  stolen or destroyed,  the Company shall execute and deliver,  in exchange and substitution for and upon cancellation of a mutilated Debenture,  or in lieu of or in substitution for a lost, stolen or destroyed Debenture, a new Debenture for the  principal  amount  of this  Debenture  so  mutilated,  lost,  stolen or destroyed,  but only upon receipt of evidence of such loss, theft or destruction of such  Debenture,  and of the  ownership  thereof,  and indemnity and bond, if requested, all reasonably satisfactory to the Company.

     13. [INTENTIONALLY DELETED]

     14.  Governing  Law. This  Debenture  shall be governed by and construed in accordance with the laws of the State of New York,  without giving effect to the principles of conflicts of laws.

     15. Business Day Definition.  For purposes hereof;  the term "business day"
shall mean any day on which banks are  generally  open for business in the State of New York, USA and excluding any Saturday and Sunday.

     16.  Notices.  Any notice,  demand or request  required or  permitted to be given  by  either  the  Company  or the  Holder  pursuant  to the  terms of this
Debenture  shall  be in  writing  and  shall  be  deemed  given  when  delivered personally,  or by  facsimile  (with a hard copy to follow by two day  courier), addressed to the Company  attention Chief Executive  Officer at 132 Penn Avenue,
Telford,  PA 18969,  tel.  215-721-2188,  facsimile  215-721-2192 with a copy to
Baratta & Goldstein,  attn: Joseph Baratta, Esq., tel.  212-750-9700,  facsimile
212-750-8297,  or the  Holder  at [ ], or such  other  addresses  as a party may request by notifying the other, in writing.

     17.  Waiver.  Any waiver by the Company or the Holder hereof of a breach of any  provision  of this  Debenture  shall not operate as or be construed to be a waiver of any breach of such  provision or of any breach of any other  provision of this  Debenture.  The failure of the  Company or the Holder  hereof to insist upon strict  adherence to any term of this  Debenture  on one or more  occasions shall not be  considered a waiver or deprive that party of the right  thereafter to  insist  upon  strict  adherence  to  that  term  or any  other  term of this
Debenture. Any waiver must be in writing.

     18.  Notices  of Certain  Actions.  In case at any time the  Company  shall propose to:

          (a)  pay any  dividend  or make any  distribution  on shares of Common
               Stock in shares of Common  Stock or  equivalents  thereto or make any other distribution; or

          (b)  issue any rights,  warrants or other  Common Stock to all holders of Common Stock entitling them to purchase any additional  shares of Common  Stock or any other  rights,  debentures,  warrants  or other Common Stock; or

          (c)  effect any  reclassification  or change of outstanding  shares of
               Common  Stock,  or any  consolidation,  merger,  sale,  lease  or conveyance of property, described in Sections 4 or 11 hereof; or

          (d)  effect any liquidation, dissolution or winding-up of the Company;
               or

          (e)  take any other  action  which  would cause an  adjustment  to the
               Fixed Conversion Price; or

          (f)  provide to its  shareholders  any information  which is regularly provided to shareholders,

then,  and in any one or more of such cases (a) through (f), the Company  shall, subject to any other Sections of this Debenture, give written notice thereof, by certified mail,  postage  prepaid,  to the Holder at the Holder's  address as it shall appear in the Debenture Register,  mailed at least fifteen (15) days prior to (i) the date as of which the holders of record of shares of  securities to be entitled  to  receive  any  such  dividend,  distribution,  rights,  debentures, warrants or other  securities are to be  determined,  (ii) the date on which any
such   reclassification,   change  of   outstanding   shares  of  Common  Stock,
consolidation,   merger,  sale,  lease,  conveyance  of  property,  liquidation, dissolution  or winding-up is expected to become  effective,  and the date as of which it is expected  that  holders of record of shares of Common Stock shall be entitled to exchange  their shares for  securities  or other  property,  if any,
deliverable   upon  such   reclassification,   change  of  outstanding   shares,
consolidation,   merger,  sale,  lease,  conveyance  of  property,  liquidation, dissolution  or  winding-up,  or (iii) the date of such other action which would require an adjustment to the Fixed  Conversion  Price. In the case of subsection
(f) above, written notice to the Holder may be given by regular mail.

     19.  Unenforceable  Provisions.  If any  provision  of  this  Debenture  is invalid, illegal or unenforceable, the balance of this Debenture shall remain in effect,  and if any provision is inapplicable to any person or circumstance,  it shall nevertheless remain applicable to all other persons and circumstances.

     20.  Restriction on Redemption  and Dividends.  Until all of the Debentures
have been  converted,  redeemed or otherwise  satisfied in accordance with their terms, the Company shall not, directly or indirectly, (A) repurchase, redeem, or declare or pay any cash  dividend or  distribution  on, the Common  Stock or (B)
distribute any material  property or assets of any kind to holders of the Common
Stock in respect of the Common Stock.

     21. Rank. Obligations under this Debenture, including payments of principal and interest and other payments due under this Debenture,  shall rank pari passu with all Other Debentures.

     22. Vote to Issue, or Change the Terms of. Debentures. The affirmative vote at a meeting  duly  called for such  purpose or the  written  consent  without a meeting of the holders of  Debentures  representing  not less than a majority of the  aggregate  principal  amount of the then  outstanding  Debentures  shall be required for any change or amendment to this Debenture or the Other  Debentures;
provided,  that the Holder of this  Debenture may waive any term or provision of this Debenture without such vote or written consent.

     23.  Payment  of  Collection,  Enforcement  and  Other  Costs.  If(a)  this
Debenture is placed in the hands of an attorney for collection or enforcement or is collected or enforced  through any legal  proceeding or the Holder  otherwise takes  action to collect  amounts  due under this  Debenture  or to enforce  the provisions of this Debenture or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings  affecting  Company  creditors'
rights and  involving a claim under this  Debenture,  then the Company shall pay the reasonable costs incurred by the Holder for such collection.  enforcement or action or in connection with such  bankruptcy,  reorganization,  receivership or other proceeding,  including, but not limited to, reasonable attorneys' fees and disbursements.

     24.  Construction:  Headings.  This Debenture shall be deemed to be jointly drafted by the  Company  and the Holder and shall not be  construed  against any person as the drafter hereof. The headings of this Debenture are for convenience of reference and shall not form part of, or affect the  interpretation  of, this
Debenture.

     25. Remedies. Characterizations. Other Obligations, Breaches and Injunctive
Relief.  The remedies  provided in this  Debenture  shall be  cumulative  and in addition to all other  remedies  available  under this  Debenture and any of the other Transaction Documents (as defined in the Subscription  Agreement),  at law or in equity (including a decree of specific performance and/or other injunctive relief),  and nothing  herein  shall limit the Holder's  right to pursue  actual damages  for any  failure  by the  Company  to  comply  with  the  terms of this
Debenture.  Amounts set forth or provided  for herein with  respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly  provided  herein,  be subject to any other obligation of the Company (or the performance thereof). The
Company acknowledges that a breach by it of its obligations hereunder will cause irreparable  harm to the Holder  and that the remedy at law for any such  breach may be inadequate.  The Company  therefore agrees that, in the event of any such breach or threatened  breach,  the Holder shall be entitled,  in addition to all other available remedies, to an injunction  restraining any breach,  without the necessity of showing  economic loss and without any bond or other security being required.

     26. Waiver of Notice.  To the extent  permitted by law, the Company  hereby waives demand,  notice,  protest and all other demands and notices in connection with the  delivery,  acceptance,  performance,  default or  enforcement  of this
Debenture and the Subscription Agreement.

     27.  Further  Acknowledgement.  The  Company  will,  at the  time  of  each conversion of this Debenture, upon the request of the Holder hereof, acknowledge in  writing  its  continuing  obligation  to afford to such  Holder  all  rights
(including,  without  limitation,  any rights to  registration,  pursuant to the
Registration  Rights  Agreement,  of the shares of Common Stock issued upon such conversion)  to which such  Holder  shall  continue  to be  entitled  after such conversion in accordance with its terms of this Debenture; provided, that if the
Holder of this  Debenture  shall fail to make any such  requests,  such  failure shall not affect the continuing  obligation of the Company to afford such rights to such Holder.

     IN WITNESS  WHEREOF,  the  Company  has caused  this  Debenture  to be duly executed by an officer thereof duly authorized.

                                             Environmental Solutions Worldwide, Inc.

                                             By:----------------------------
                                             Title:--------------------------

                                    EXHIBIT A

                              NOTICE OF CONVERSION

(To be Executed by the Registered Holder
in order to Convert the Debenture)

The undersigned  hereby elects to convert the attached  Debenture into shares of common stock,  $0.001 par value per share (the "Common Stock"), of Environmental
Solutions Worldwide, Inc. (the "Company") according to the conditions hereof, as of the date  written  below.  If shares are to be issued in the name of a person other than the undersigned,  the undersigned will pay all transfer taxes payable with respect thereto and is delivering  herewith such  certificates and opinions as reasonably requested by the Company in accordance  therewith.  No fee will be charged to the holder for any  conversion,  except for such transfer  taxes,  if any.

Conversion calculations:

                    Date to Effect Conversion

                    Principal Amount of Debentures to be Converted
                    Payment of Interest in Kind              __   Yes
                                                             __   No

                    Interest Accrued on Account of Conversion at Issue

                    Number of shares of Common Stock to be Issued

                    Applicable Conversion Price

                    Signature

                    Name

                    Address